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                        SEI INSTITUTIONAL MANAGED TRUST

                                 BALANCED FUND
                           CAPITAL APPRECIATION FUND

                         SUPPLEMENT DATED JULY 12, 2000
               TO THE CLASS A PROSPECTUSES DATED JANUARY 31, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Managed Trust (the "Trust"), including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, have appointed Provident Investment Counsel, Inc. ("PIC"), as a Sub-Adviser to the Trust's Balanced Fund and Capital Appreciation Fund (each a "Fund" and, collectively, the "Funds"). PIC was approved as a Sub-Adviser at the Quarterly Meeting of the Board of Trustees held June 19-20, 2000 ("Quarterly Meeting"), and its appointment does not require Shareholder approval. This procedure for adding or replacing Sub-Advisers was approved by a vote of each Fund's Shareholders on June 16, 1995, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

PIC has advised a portion of the assets of the Large Cap Growth Fund since May 1996 and the Tax-Managed Large Cap Fund since March 2000. Since 1996, the Board of Trustees has received information from both PIC and SEI Investment Management Corporation ("SIMC") on a continuous basis. At the Quarterly Meeting, SIMC recommended the selection of PIC and reviewed the considerations that led to its recommendation. The Trustees considered information about portfolio managers, investment philosophy, strategies and process, as well as other factors. In appointing PIC, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to each Fund by PIC; (2) the distinct investment objective and policies of each Fund; (3) the history, reputation, qualification and background of PIC's personnel and its financial condition;
(4) its performance track record and investment style as manager of the Trust's Large Cap Growth and Tax-Managed Large Cap Funds; and (5) other factors deemed relevant, including brokerage practices. The Trustees also reviewed the fees to be paid to PIC, including any benefits to be received by PIC or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between SIMC (the "Adviser") and PIC relating to each of the Funds, PIC makes investment decisions for the assets of each Fund allocated to it by SIMC, and continuously reviews, supervises and administers each Fund's investment program with respect to these assets. PIC is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust, and in a manner consistent with each Fund's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other Sub-Advisers. Specifically, the duties to be performed, standard of care and termination provisions of the Agreement are similar to the other Agreements. The Sub-Advisory Agreement will remain in effect until June 2002 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust.

In connection with the appointment of PIC as Sub-Adviser to the Balanced Fund, the "Sub-Advisers" Section on page 24 of the Class A Prospectus containing the Balanced Fund is amended by inserting the following disclosure relating to PIC:

PROVIDENT INVESTMENT COUNSEL, INC.: George E. Handtmann III and Jeffery J. Miller of Provident Investment Counsel, Inc. ("PIC"), serve as portfolio managers of the Balanced Fund. Mr. Handtmann has been with PIC since 1982, and Mr. Miller has been with PIC since 1972.

In connection with the appointment of PIC as Sub-Adviser to the Capital Appreciation Fund, the "Sub-Advisers" Section on page 24 of the Class A Prospectus containing the Capital Appreciation Fund is amended by inserting the following disclosure relating to PIC:

PROVIDENT INVESTMENT COUNSEL, INC.: George E. Handtmann III and Jeffery J. Miller of Provident Investment Counsel, Inc. ("PIC"), serve as portfolio managers of the Capital Appreciation Fund. Mr. Handtmann has been with PIC since 1982, and Mr. Miller has been with PIC since 1972.
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Listed below are the names and principal occupations of the principal executive officers and directors of PIC. The principal business address of the principal executive officers and directors, as it relates to their positions at PIC, is 300 North Lake Avenue, Pasadena, CA 91101.

                   NAME                                       TITLE
Robert Marvin Kommerstad                    President/Chairman

Jeffery John Miller                         Managing Director

Thomas John Condon                          Managing Director

Larry Dee Tashjian                          Executive Managing Director

George Edward Handtmann III                 Executive Managing Director

Thad Michael Brown                          Senior Vice President and Chief Operations
                                            Officer

Lauro Fernando Guerra                       Managing Director

The Adviser will pay PIC a fee based on a percentage of the average monthly market value of the assets of the Fund assigned to PIC.

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At the same meeting, Trustees, including all of the Trustees who are not
"interested persons" of the Trust, voted to terminate STI Capital Management, N.A. ("STI") as a Sub-Adviser to the Funds. The Trustees determined to terminate STI because of the pending retirement of the STI portfolio manager responsible for managing the Funds' assets. This termination does not require Shareholder approval.

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The Prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE